EXHIBIT 10.14

                        CONFIDENTIAL TREATMENT REQUESTED

               The asterisked portions of this document have been
              omitted and are filed separately with the Commission

                            WIRELESS TECHNOLOGY POOL

                                LICENSE AGREEMENT

                                     BETWEEN

                                PARKERVISION, INC

                                       AND

                            SYMBOL TECHNOLOGIES, INC.


This Agreement is entered into this 12th day of October, 1999 (hereinafter called Effective Date), by and between ParkerVision, Inc, a Florida Corporation with principal offices at 8493 Baymeadows Way, Jacksonville, FL 32256 (hereinafter called ParkerVision), and Symbol Technologies, Inc., a Delaware corporation with principal offices at One Symbol Plaza, Holtsville, New York 11742-1300 (hereinafter called Licensee).

WHEREAS ParkerVision has developed and is developing certain wireless receiver and transmitter technology, and

WHEREAS ParkerVision is developing certain trademarks for use with this technology, and

WHEREAS ParkerVision desires to grant, and Licensee desires to obtain a license to use, make, have made, sell, and offer to sell cores and integrated circuit parts incorporating such certain technology, and products using such integrated circuit parts, and accompanying such certain trademarks with same, and to sublicense such license to others.

NOW, THEREFORE, IN CONSIDERATION OF THE ABOVE PREMISES AND THE MUTUAL COVENANTS AND UNDERTAKINGS OF THE PARTIES BELOW, PARKERVISION AND LICENSEE AGREE AS
FOLLOWS:

1.    DEFINITIONS

      1.1.  AVERAGE SELLING PRICE.
            The "Average Selling Price" of a Royalty Bearing Unit for an Assessment Period

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            is the cumulative selling price of all Royalty Bearing Units Shipped by Licensee and/or its sub-licensees during the Assessment Period which have the same part, core, or product number or designator divided by the number of Royalty Bearing Units Shipped by Licensee and/or its sub-licensees during the Assessment Period which have that same part, core, or product number or designator.

      1.2.  BASE FOREIGN COUNTRIES.
            "Base Foreign Countries" means Japan, the Republic of Korea with respect to Samsung only, United Kingdom, Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, and Switzerland/Liechtenstein.

      1.3.  BLUETOOTH.
            "Bluetooth" shall mean a short range wireless connection that is implemented according to and that operates within only the following standards: (1) the Bluetooth system and future extensions thereof;
            (2) other short range wireless connections existing as of the Effective Date of this Agreement and functionally equivalent to the Bluetooth system and including only the following: IEEE 802.15 (wireless personal area networking products), Licensee Nomad Radio, Licensee Phaser Radio, Licensee RadPad Radio, Licensee Eclipse Radio, and Licensee Saturn Radio; and (3) other short range wireless connections existing as of the Effective Date of this Agreement and functionally equivalent to the Bluetooth system, IEEE 802.15 (wireless personal area networking products), Licensee Nomad Radio, Licensee Phaser Radio, Licensee RadPad Radio, Licensee Eclipse Radio, or Licensee Saturn Radio. Additional specifications for short range wireless connections that (a) are promulgated after the
            Effective Date of this Agreement, and (b) are functionally equivalent to the standards and specifications cited above, may be added to the list with ParkerVision's consent, which shall not be unreasonably withheld. In the event that the parties are not able to reach agreement on (a) and/or (b), then the parties agree to accept the findings of a neutral third-party expert in the wireless field to be selected by mutual agreement of the parties. In no case shall Bluetooth include WAN, WLL, WLAN.

      1.4.  COLLABORATOR.
            "Collaborator" means any third party with whom ParkerVision is collaborating.

      1.5.  CONFIDENTIAL INFORMATION.
            "Confidential Information" shall mean any and all information proprietary to one of the parties, which is designated in writing (or by an appropriate stamp or legend) by the disclosing party to be of a proprietary or confidential nature, and may be used only for purposes of this Agreement, whether or not reduced to writing or other 1tangible medium of expression, whether or not patented, patentable, capable of trade secret protection, or protected as an unpublished or

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            published  work under the  United  States  Copyright  Act of 1976 as
            amended.   Confidential   Information   shall  include   information
            disclosed orally only if identified as Confidential Information at the time of the first oral disclosure thereof to a party to this Agreement, and reduced to writing and so designated within thirty
            (30) days of the first oral disclosure.

            Confidential Information does not include information that
                  a) was already known to the receiving party prior to its disclosure by the disclosing party as established by written records;
                  b) becomes generally available to the public other than as a result of breach of this Agreement;
                  c) is furnished to the receiving party by a third party who is lawfully in possession of such information and who lawfully conveys such information; or
                  d) is subsequently developed by the receiving party independently of the information received from the disclosing party.

      1.6.  DESIGN-IN PERIOD.
            "Design-In Period" shall begin on the effective date of this Agreement and ends [*] months thereafter.

      1.7.  FIRST CUSTOMER SHIPMENT.
            "First Customer Shipment" means the first Shipment by Licensee or by its sub-licensee(s) of any Royalty Bearing Unit.

      1.8.  [*].

      1.9.  INTELLECTUAL PROPERTY POOL LICENSEE.
            "Intellectual Property Pool Licensee" means a party to a Wireless Technology Pool License Agreement (containing all material provisions regarding the ParkerVision Intellectual Property Pool pursuant to Section 2.6) with ParkerVision other than a party to this Agreement.

      1.10. JOINTLY DEVELOPED TECHNOLOGY.
            "Jointly Developed Technology" means all extensions, enhancements and modifications based on the ParkerVision Technology, the ParkerVision Technology Improvements, the ParkerVision Intellectual Property Pool, and/or Licensee Technology Improvements, created or developed jointly by ParkerVision and by Licensee.

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      respect to the omitted portion.

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      1.11. LEGACY PRODUCTS.
            "Legacy Products" means radio-based products of Licensee listed on Exhibit D attached hereto that are in commercial production and being commercially shipped by Licensee prior to the effective date of this Agreement.

      1.12. LICENSED CORE.
            "Licensed Core" means a design for an implementation as one or more integrated circuits, directed to the Sole and Open Fields, having at least one Licensed Sub-Part, and at least one of: (1) at least one fully functional WLAN baseband processor as specified and required by WLAN as defined herein; or (2) at least one fully functional WLAN MAC (media access controller) as specified and required by WLAN as defined herein, wherein such WLAN baseband processor or WLAN MAC is a significant value added component, and is comparable to that required by one or more of the following standards: IEEE 802.11, IEEE 802.11a, IEEE 802.11b, HomeRF, Proxim Range LAN, Proxim Range LAN2, Symbol Spectrum 1, Symbol Spectrum 24 as it existed prior to adoption of IEEE 802.11, HiperLAN1, or HiperLAN2. Any Proprietary Information from the ParkerVision Intellectual Property Pool contained in a Licensed Core must be concealed within the Licensed Core, such that no Proprietary Information from the ParkerVision Intellectual Property Pool is apparent from or exposed in the Licensed Core except through legally permissible reverse engineering.

      1.13. LICENSED PARKERVISION TRADEMARKS.
            "Licensed ParkerVision Trademarks" means the trademarks itemized in Exhibit C attached hereto and any other Trademarks which ParkerVision elects to add to Exhibit C with Licensee's consent, which shall not be unreasonably withheld.

      1.14. LICENSED PART.
            "Licensed Part" means an integrated circuit chip set, directed to the Sole and Open Fields, having one or more integrated circuit dies and having at least one Licensed Sub-Part, and at least one of: (1) at least one fully functional WLAN baseband processor as specified and required by WLAN as defined herein; or (2) at least one fully functional WLAN MAC (media access controller) as specified and required by WLAN as defined herein, wherein such WLAN baseband processor or WLAN MAC is a significant value added component, and is comparable to that required by one or more of the following standards: IEEE 802.11, IEEE 802.11a, IEEE 802.11b, HomeRF, Proxim Range LAN, Proxim Range LAN2, Symbol Spectrum 1, Symbol Spectrum 24 as it existed prior to adoption of IEEE 802.11, HiperLAN1, or HiperLAN2. Any Proprietary Information from the ParkerVision Intellectual Property Pool contained in a Licensed Part must be concealed within the Licensed Part, such that no

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            Proprietary Information from the ParkerVision  Intellectual Property
            Pool is apparent from or exposed in the Licensed Part except through legally permissible reverse engineering.

      1.15. LICENSED PRODUCT.
            "Licensed Product" means a radio-based product including one or more Licensed Parts and/or based on one or more Licensed Cores and directed to the Sole and Open Fields, and must include an integrated circuit chip set having at least one Licensed Sub-Part, and at least one of: (1) at least one fully functional WLAN baseband processor as specified and required by WLAN as defined herein; or (2) at least one fully functional WLAN MAC (media access controller) as specified and required by WLAN as defined herein, wherein such WLAN baseband processor or WLAN MAC is a significant value added component, and is comparable to that required by one or more of the following standards: IEEE 802.11, IEEE 802.11a, IEEE 802.11b, HomeRF, Proxim Range LAN, Proxim Range LAN2, Symbol Spectrum 1, Symbol Spectrum 24 as it existed prior to adoption of IEEE 802.11, HiperLAN1, or HiperLAN2.

      1.16. LICENSED SUB-PART.
            "Licensed Sub-Part" is one of a receiver, a transmitter, a transceiver or a transmitter/receiver pair implemented in integrated circuit form, which incorporates Proprietary Information included in the ParkerVision Intellectual Property Pool. Licensed Sub-Part specifically excludes discrete implementations of a receiver, a transmitter, a transceiver or a transmitter/receiver pair which incorporates Proprietary Information included in the ParkerVision Intellectual Property Pool.

      1.17. LICENSEE PATENTED IMPROVEMENT.
            "Licensee Patented Improvement" means any patent claim owned by Licensee, and/or licensed by Licensee with a royalty free right to sublicense to ParkerVision and to Intellectual Property Pool
            Licensees, which covers one or more Licensee Technology Improvements, and which has a priority date under 35 U.S.C. ss. 119 and/or 35 U.S.C. ss. 120 that is prior to a date equal to [*] after termination of this Agreement, if this Agreement terminates after the conclusion of [*], or (2) if this Agreement terminates prior to the conclusion of [*], then the sooner of [*] after termination of this Agreement, or [*] if this Agreement terminated at the conclusion of [*].

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      respect to the omitted portion.

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      1.18. LICENSEE TECHNOLOGY IMPROVEMENTS.
            "Licensee Technology Improvements" means all extensions, enhancements and modifications based on the ParkerVision Technology, and/or the ParkerVision Intellectual Property Pool, created or developed by or for Licensee. Licensee Technology Improvements do not include Proprietary Information in any patent applications owned by Licensee, that were filed prior to the Effective Date of this Agreement, and that are not based on ParkerVision Technology or ParkerVision Technology Improvements. Notwithstanding Section 19(a) of the Mutual Non-Disclosure Agreement (Exhibit F), ParkerVision acknowledges that Licensee has pending applications in direct conversion of EM signals technology using non-heterodyne techniques filed prior to the Effective Date of this Agreement. Licensee agrees that all work resulting from the [*] on behalf of Licensee [*] to [*] thereafter, is presumed to be Licensee Technology Improvements, and Licensee shall have the burden to rebut this presumption. Any issued or granted patent claim, that was filed or amended after [*], in patent applications covering work resulting from the [*], that reads on any Proprietary Information in the ParkerVision Intellectual Property Pool, is presumed to be Licensee Patented Improvements, and Licensee shall have the burden to rebut this presumption. [*].

      1.19. MARKET SHORTFALL ROYALTY.
            "Market Shortfall Royalty" is the difference between [*] for a specific Measurement Period and the lesser of [*] that would have been due if Licensee had achieved (1) a ranking by two or more National Research Organizations as the [*] of market provider of worldwide WLAN units Shipped; or (2) be identified by two or more National Research Organizations as having a market share of at least [*] of worldwide WLAN units Shipped.

      1.20. MEASUREMENT PERIOD.
            A "Measurement Period" shall consist of [*]. The first "Measurement Period" shall begin at the end of the Design-In Period and end [*] thereafter. Each successive Measurement Period shall last for the succeeding [*] thereafter.

      1.21. NATIONAL RESEARCH ORGANIZATION.
            "National Research Organization" means any mutually agreed upon organization that tracks and publishes statistics on the WLAN market such as Gartner Group, IDC, Allied Business Intelligence, Dataquest, etc.

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      1.22. NEW LICENSED CORES, NEW LICENSED PARTS AND NEW LICENSED PRODUCTS.
            "New Licensed Cores, New Licensed Parts and New Licensed Products" means commercial production model Licensed Cores, Licensed Parts and Licensed Products, respectively, that were not Shipped by Licensee or its sub-licensee(s) prior to termination of [*], and that differ in design and/or implementation from Pre-Termination Licensed Units.

      1.23. NEW NON-LICENSED PRODUCTS.
            "New Non-Licensed Products" means all radio-based cores, parts, and products commercialized by Licensee after execution of this Agreement which do not incorporate Proprietary Information included in the ParkerVision Intellectual Property Pool and/or the ParkerVision Technology Improvements.

      1.24. OPEN FIELDS.
            "Open Fields" mean the following fields:
            (1) WLAN Client Devices, compliant with WLAN as defined herein, that support dual-mode operation of one or more WLAN operations with one or more WAN operations (dual-mode capability), compliant with WAN as defined herein; and
            (2) WLAN Client Devices, compliant with WLAN as defined herein, that support tri-mode operation of one or more WLAN operations with one or more WAN operations and one or more Bluetooth operations (tri-mode capability), compliant with WAN and Bluetooth as defined herein.

      1.25. OPEN RIGHT.
            "Open Right" means a right granted by ParkerVision to Licensee, which ParkerVision may also grant to one or more third parties.

      1.26. PARKERVISION DELIVERABLES.
            "ParkerVision Deliverables" means the deliverables listed in Exhibit B that are to be delivered by ParkerVision to Licensee.

      1.27. PARKERVISION INTELLECTUAL PROPERTY POOL.
            "ParkerVision Intellectual Property Pool" means all ParkerVision Technology Intellectual Property, ParkerVision Patented Improvements, Licensee Patented Improvements, Technology Pool Licensee Patented Improvements, and at the sole discretion of ParkerVision, ParkerVision Technology Improvements.

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      1.28. PARKERVISION PATENTED IMPROVEMENTS.
            "ParkerVision Patented Improvements" means any patent claim of an issued or granted patent owned by ParkerVision, or licensed by ParkerVision with a royalty free right to sublicense to Intellectual Property Pool Licensees and to Licensee, which covers one or more ParkerVision Technology Improvements.

      1.29. PARKERVISION TECHNOLOGY.
            "ParkerVision Technology" means technology that is owned by ParkerVision relating to D2DTM wireless communications technology, and that is described in documents listed in Exhibit A. ParkerVision Technology does not include Proprietary Information in any patent applications owned by ParkerVision, that were filed prior to the Effective Date of this Agreement, and that are not listed in Exhibit A, unless designated as such by ParkerVision at ParkerVision's sole discretion.

      1.30. PARKERVISION TECHNOLOGY IMPROVEMENTS.
            "ParkerVision Technology Improvements" means all extensions, enhancements and modifications based on the ParkerVision Technology, Licensee Patented Improvements, and Technology Pool Licensee Patented Improvements and owned by ParkerVision.

      1.31. PARKERVISION TECHNOLOGY INTELLECTUAL PROPERTY.
            "ParkerVision Technology Intellectual Property" means all patent, copyright, chip mask, trade secret, Confidential Information, know-how, and contract rights (excluding trademarks, trade dress and trade name rights) in or based on the ParkerVision Technology that ParkerVision owns or has a royalty free right to sublicense to Intellectual Property Pool Licensees and to Licensee.

      1.32. PERCENTAGE SHIPPED.
            "Percentage Shipped" means the total number of New Non-Licensed Products Shipped by Licensee during a Measurement Period divided by the total number of radio-based products Shipped by Licensee during the same Measurement Period.

      1.33. PRE-TERMINATION LICENSED UNITS.
            "Pre-Termination Licensed Units" means any Licensed Cores, Licensed Parts and/or Licensed Products that were Shipped by Licensee and/or its sub-licensee(s) prior to the end of [*].

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      1.34. PROPRIETARY INFORMATION.
            "Proprietary Information" means any information in which a party to this Agreement or a third party has an ownership interest.

      1.35. RECIPIENT.
            Recipient shall mean any party and/or any third party to whom Licensee and/or its sub-licensee(s) Ships Licensed Cores, Licensed Parts, and/or Licensed Products.

      1.36. ROYALTY BEARING UNIT.
            "Royalty  Bearing  Unit" means any  Licensed  Core,  Licensed  Part,
            and/or   Licensed   Product   Shipped   by   Licensee   and/or   its
            sub-licensee(s).

      1.37. SECOND TERM OF CONTRACT.
            "Second  Term  of  Contract"   shall  begin  at  [*]   (assuming  no
            termination), and shall continue until terminated.

      1.38. SELECTED PATENT CLAIMS.
            "Selected Patent Claims" means [*] U.S. independent claims issued from the two U.S. patent applications listed in Exhibit A, and any continuation and/or divisional applications thereof, but not including any continuation-in-part applications. Selected Patent Claims also means [*] independent claims, that are most closely equivalent in scope to such [*] issued U.S. patent claims, in each foreign country in which claims have issued or been granted from foreign counterpart applications corresponding to the two U.S. patent applications listed in Exhibit A. Such Selected Patent Claims shall be selected by mutual agreement of ParkerVision and Licensee after issuance or grant of each such patent application according to criteria that include the commercial significance of a given claim, and the validity and enforcement of a given claim. In any given country, if [*] independent claims do not issue or are not granted, then the parties shall mutually agree on dependent claims issued or granted in such country such that the total number of Selected Patent Claims in any given country at any given time is [*]. Issuance or grant of less than [*] claims at any given time and in any given country shall not be considered a breach of this Agreement.

      1.39. SHIPPED.
            "Shipped" (and variations such as "Ships" and "Shipments" and "Ship") means the physical transfer of a Licensed Part, Licensed Core, and/or a Licensed Product, and shall not require the transfer of ownership and/or any payment to the shipping party.

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      1.40. SOLE FIELDS.
            "Sole Fields" mean the following fields:
            (1) WLAN Infrastructure Devices and WLAN Client Devices compliant with WLAN as defined herein, that support only one or more WLAN operations (single-mode capability); or
            (2) WLAN Infrastructure Devices, compliant with WLAN as defined herein, that support only dual-mode operation of one or more WLAN operations with one or more WAN operations (dual-mode capability), compliant with WAN as defined herein; or
            (3) WLAN Infrastructure Devices and WLAN Client Devices, compliant with WLAN as defined herein, that support only dual-mode operation of one or more WLAN operations with one or more Bluetooth operations (dual-mode capability), compliant with Bluetooth as defined herein; or
            (4) WLAN Infrastructure Devices, compliant with WLAN as defined herein, that support only tri-mode operation of one or more WLAN operations with one or more WAN operations with one or more Bluetooth operations (tri-mode capability), compliant with WAN and Bluetooth as defined herein.

      1.41. SOLE RIGHT.
            "Sole Right" means a right granted by ParkerVision to Licensee, which ParkerVision may not grant to a third party or third parties.

      1.42. SUB-LICENSEE COUNTRIES.
            "Sub-Licensee Countries" means the United States, Japan, Republic of Korea, United Kingdom, Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, and Switzerland/Liechtenstein.

      1.43. TECHNOLOGY POOL LICENSEE IMPROVEMENTS.
            "Technology Pool Licensee Improvements" means all extensions, enhancements and modifications based on the ParkerVision Technology, and/or the ParkerVision Intellectual Property Pool, created or developed by or for an Intellectual Property Pool Licensee.

      1.44. TECHNOLOGY POOL LICENSEE PATENTED IMPROVEMENT.
            "Technology Pool Licensee Patented Improvement" means any patent claim of an issued or granted patent owned by an Intellectual Property Pool Licensee or licensed by an Intellectual Property Pool Licensee with a royalty free right to sublicense to ParkerVision and to Intellectual Property Pool Licensees and to Licensee, which covers one or more Technology Pool Licensee Improvements.

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      1.45. WAN.
            "WAN" shall mean a Wide Area Network that is implemented according to and that operates within only the following standards: ITU IS-54, ITU IS-95, or the cellular telephony standard based on 3G promulgated by ITU after the Effective Date of this Agreement, DCS1800 (GSM), IMT-2000 (Wideband CDMA Europe), PDC (Japan), ITU IS-136, AMPS/NAMPS, TACS, NMT, US-136, GSM, CT2, DECT, PHF, CDPD, UMTS, ITU/IMT 2000, RAM, MOBITEX, ARDIS. Additional specifications that (a) are promulgated after the Effective Date of this Agreement, and (b) are functionally equivalent to WAN as defined by the WAN standards listed above, may be added to the list with ParkerVision's consent, which shall not be unreasonably withheld. In the event that the parties are not able to reach agreement on (a) and/or (b), then the parties agree to accept the findings of a neutral third-party expert in the wireless field to be selected by mutual agreement of the parties. In no case shall WAN include WLAN, WLL, Bluetooth.

      1.46. WLAN.
            "WLAN" shall mean a Wireless Local Area Network that is implemented according to and that operates within only the following standards:
            IEEE 802.11, IEEE 802.11a, IEEE 802.11b, HomeRF, Proxim Range LAN, Proxim Range LAN2, Symbol Spectrum 1, Symbol Spectrum 24 as it existed prior to adoption of IEEE 802.11, HiperLAN1, or HiperLAN2. Additional specifications that (a) are promulgated after the
            Effective Date of this Agreement, and (b) are functionally equivalent to WLAN as defined by the WLAN standards listed above, may be added to the list with ParkerVision's consent, which shall not be unreasonably withheld. In the event that the parties are not able to reach agreement on (a) and/or (b), then the parties agree to accept the findings of a neutral third-party expert in the wireless field to be selected by mutual agreement of the parties. In no case shall WLAN include WAN, WLL, Bluetooth.

      1.47. WLAN CLIENT DEVICES.
            "WLAN Client Devices" means hand held computers, personal data assistants (PDAs), automatic identification data collection devices (such as bar code scanners/readers, electronic article surveillance readers, and radio frequency identification readers) and other similar user devices compliant with and implementing WLAN (as defined herein) for wireless communications.

      1.48. WLAN INFRASTRUCTURE DEVICES.
            "WLAN Infrastructure Devices" means Access Points and other similar devices, compliant with and implementing WLAN as defined herein, and used to provide the ability for WLAN Client Devices to connect to a wired network and/or to provide the network functionality of a WLAN.

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      1.49. WLL.
            "WLL" (Wireless Local Loop) means radio communications that provide the capability to replace wired elements of an at least partially wired network (such as WAN as defined herein) with wireless technology, and includes but is not limited to LMDS (local multipoint distribution system), MMDS (microwave multipoint distribution system), and ADML (Asymmetric Digital Microcell Link).

2.    LICENSE GRANTS

      2.1.  SOLE LICENSE GRANT BY PARKERVISION.

            Subject to the terms of Paragraph 2.3 below, ParkerVision hereby grants to Licensee a world-wide, Sole Right to make, have made, use, sell, and offer to sell Licensed Parts and Licensed Products in the Sole Fields, subject to all terms, conditions, limitations, and restrictions contained in this Agreement. No rights are granted herein to make, have made, use, sell, and/or offer to sell Licensed Sub-Parts, except to carry out the license grant specified in the foregoing sentence. No rights are granted herein to make, have made, use, sell, and/or offer to sell Licensed Cores, except as specified in Section 2.9.

      2.2.  OPEN LICENSE GRANT BY PARKERVISION.

            ParkerVision hereby grants to Licensee a world-wide, Open Right to make, have made, use, sell, and offer to sell Licensed Parts and Licensed Products in the Open Fields, subject to all terms, conditions, limitations, and restrictions contained in this Agreement. No rights are granted herein to make, have made, use, sell, and/or offer to sell Licensed Sub-Parts, except to carry out the license grant specified in the foregoing sentence. No rights are granted herein to make, have made, use, sell, and/or offer to sell Licensed Cores, except as specified in Section 2.9.

      2.3.  MAINTENANCE OF SOLE RIGHTS.

            In order to maintain the sole license grant of Section 2.1 above, Licensee agrees to satisfy the following requirements.

            2.3.1. PRODUCT SHIPMENTS.
                  Subject to the following exceptions in Sections 2.3.1.1-2.3.1.4, Licensee agrees that beginning with [*], Licensee's Percentage Shipped shall be [*] or less. Otherwise, the sole license grants provided in Section 2.1 shall immediately become Open Rights, [*].

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                  2.3.1.1. During the first Measurement  Period,  the Percentage
                        Shipped may be up to and including [*]. In order to maintain the Sole Rights under Section 2.1 of this Agreement, Licensee agrees to pay ParkerVision for the first Measurement Period a minimum fee equal to [*]
                        times (minus any royalty bearing Shipments made by Licensee during the Design-In Period) the greater of (a) the respective royalty rate specified in the Royalty Fee section of Exhibit E times the [*] of Royalty Bearing
                        Units    actually    Shipped   by   Licensee   and   its
                        sub-license(s)  during the first Measurement  Period, or
                        (b) [*].

                  2.3.1.2. During the second Measurement  Period, the Percentage
                        Shipped may be up to and including [*]. In order to maintain the Sole Rights under Section 2.1 of this Agreement, Licensee agrees to pay ParkerVision for the second Measurement Period a minimum fee equal to [*] times the greater of (a) the respective royalty rate specified in the Royalty Fee section of Exhibit E times the [*] of Royalty Bearing Units actually Shipped by Licensee and its sub-licensee(s) during the second Measurement Period, or (b) [*].

                  2.3.1.3. During the third Measurement  Period,  the Percentage
                        Shipped may be no more than [*].

                  2.3.1.4. During the fourth Measurement  Period, the Percentage
                        Shipped may be no more than [*].

                  2.3.1.5.   During  the  fifth   Measurement   Period  and  all
                        Measurement Periods thereafter, the Percentage Shipped may be no more than [*].

                  2.3.1.6. [*].

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                  2.3.1.7. Subject to Sections 2.3.1.1-2.3.1.4,  should Licensee decide to utilize a technology other than a technology based on Proprietary Information from the ParkerVision
                        Intellectual    Property   Pool   and/or    ParkerVision
                        Technology Improvements in its radio-based products at any time after the Effective Date of this Agreement such that Licensee projects that the Percentage Shipped will be greater than [*], Licensee agrees to immediately notify ParkerVision of such decision and agrees not to
                        Ship  New   Non-Licensed   Products   with  such   other
                        technology for [*] from the date of such notice. Upon receipt of such notice by ParkerVision, the Sole Rights granted herein to Licensee shall immediately become Open Rights for the remaining term of this Agreement.

                        Subject to Sections 2.3.1.1 - 2.3.1.4, if the total Shipments by Licensee of New Non-Licensed Products that utilize such other technology during a time period equal to the [*] of Shipment of such New Non-Licensed Products is greater than [*] of all radio-based products Shipped by Licensee during the applicable time period, and Licensee has not provided notice to ParkerVision [*] prior to the start of the time period as specified in this Section, then all Sole Rights granted herein shall immediately revert to Open Rights, and Licensee shall immediately pay to ParkerVision an amount equal to [*] of such New Non-Licensed Products Shipped [*] of all radio-based products Shipped by Licensee during the time period (except that the amount shall be no less than [*] for parts and cores, and [*] for products).

            2.3.2. MARKET HURDLES.

                  To maintain the Sole Rights provided in Section 2.1, Licensee must also satisfy the following requirements:

                  2.3.2.1. [Intentionally Left Blank.]

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                  2.3.2.2.  Beginning  with the  third  Measurement  Period  and continuing for each subsequent Measurement Period during the term of this Agreement, the Sole Rights granted herein to Licensee shall remain Sole Rights so long as Licensee shall be (1) ranked by two or more National Research Organizations as the [*] of market provider of worldwide WLAN units Shipped; or (2) be identified by two or more National Research Organizations as having a market share of at least [*] of worldwide WLAN units Shipped.

                        The parties recognize that the National Research Organizations may not track the same type of products as contemplated in this Agreement and the parties agree to make reasonable accommodations to take into account any discrepancies. Specifically, any unit that is not tracked by the National Research Organizations, that is conclusively demonstrated by either party to be a WLAN unit, shall be included for purposes of this section. For example, to the extent that sales of radio-based computer terminals are not tracked by the National
                        Research Organizations, sales of radio-based computer terminals should be included for purposes of this section. Furthermore, for purposes of this section, sales by sub-licensees of Licensed Products should be included in Licensee's sales, and omitted from sub-licensee's sales.

                        If in any Measurement Period Licensee fails to meet both of the two above requirements (i.e., Licensee has satisfied the requirements of this Section if Licensee satisfies either (1) or (2)), then the Sole Rights shall become Open Rights [*].

                  2.3.2.3.  Each  party has the right to  challenge  the  market share and ranking information provided by the other party. Both parties agree to negotiate in good faith to reach an agreement on market share and ranking information for Licensee. In the event that the parties are not able to reach an agreement, the parties agree to mediation as specified in Section 12.2.

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      2.4.  RIGHTS  LIMITATIONS  CONCERNING  LICENSED  SUB-PARTS AND/OR LICENSED
            CORES AND/OR LICENSED PARTS.

            No rights are given to Licensee and/or its sub-licensees by ParkerVision under this Agreement to have made, sell, offer to sell, and/or Ship Licensed Sub-Parts and/or Licensed Cores, except as provided in Section 2.9.

            All Licensed Parts made, have made, and/or sold pursuant to all license grants contained herein must be used to make Licensed Products in the Sole and Open Fields, and any other operation is agreed to be operation outside the Sole and Open Fields.

      2.5.  RESERVATION OF RIGHTS BY PARKERVISION.
            ParkerVision reserves the right to make, have made, use, sell, and/or offer to sell, without restriction, Licensed Sub-Parts, Licensed Cores, Licensed Parts, Licensed Products, and/or integrated circuits that incorporate Proprietary Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements, in the Sole and Open Fields, by itself or in collaboration with one or more Collaborators.

            When collaborating in the Sole Fields, ParkerVision agrees that: (1) ParkerVision will be responsible for designing Licensed Sub-Parts, although ParkerVision may contract with any third party who is not a Collaborator with ParkerVision in the Sole Fields, and who is not a parent or subsidiary of a Collaborator with ParkerVision in the Sole Fields, and who is not collaborating on a WLAN application with a Collaborator with ParkerVision in the Sole Fields, to assist ParkerVision with same; and (2) ParkerVision will be responsible for integrating RF (radio frequency) front ends that incorporate
            Proprietary Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements, and that optionally include one or more WLAN baseband processors and/or one or more WLAN MACs, and ParkerVision may contract with any third party who is not a Collaborator with ParkerVision in the Sole Fields, and who is not a parent or subsidiary of a Collaborator with ParkerVision in the Sole Fields, and who is not collaborating on a WLAN application with a Collaborator with ParkerVision in the Sole Fields, to assist ParkerVision with same. ParkerVision reserves the right to make, have made, use, sell, and/or offer to sell, without restriction, integrated circuits, Licensed Sub-Parts, Licensed Cores, Licensed Parts, and/or Licensed Products, using and/or based on such RF front ends, by itself or in collaboration with one or more Collaborators.

            ParkerVision reserves the right to sell and/or offer to sell in the Sole and Open

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            Fields, Licensed Sub-Parts, Licensed Cores, Licensed Parts, Licensed
            Products, and/or integrated circuits that incorporate Proprietary Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements, made in collaboration with one or more Collaborators, to any third party including any Collaborator without restriction.

            To the extent allowed by law, ParkerVision agrees that ParkerVision's gross margin on any Licensed Part and Licensed Product sold by ParkerVision in the Sole Fields shall be no less than [*] and [*], respectively.

            Further, all rights not granted herein by ParkerVision to Licensee are hereby reserved by ParkerVision.

      2.6.  OPEN LICENSE GRANT BY LICENSEE.
            Licensee hereby grants to ParkerVision a world-wide, non-exclusive, royalty-free right to make, have made, use, sell, and/or offer to sell sub-parts, cores, parts and products incorporating Licensee Patented Improvements so long as those sub-parts, cores, parts and products are used in conjunction with ParkerVision Intellectual Property Pool and/or the ParkerVision Technology Improvements. ParkerVision shall have the right to sublicense the rights granted to ParkerVision by Licensee under this Section to all Intellectual Property Pool Licensees that have agreed to a substantially similar grant back provision to Licensee, except that if Licensee is sued by an Intellectual Property Pool Licensee (or its successor, subsidiary or affiliate) on a patent claim from the ParkerVision Intellectual Property Pool, then the license rights granted herein by Licensee to that Intellectual Property Pool Licensee may be terminated by Licensee upon filing of such claim. Licensee agrees that, in the event that Licensee sues an Intellectual Property Pool Licensee on a patent claim from the ParkerVision Intellectual Property Pool, then the license rights granted herein by that Intellectual Property Pool Licensee to Licensee may be terminated by that Intellectual Property Pool Licensee upon filing of such claim. Notwithstanding any other provision of this Agreement, Licensee reserves to itself all intellectual property rights except for those expressly stated herein. Also, this Agreement does not restrict any right Licensee may have on or in subject matter other than Licensee Technology Improvements and/or Licensee Patented Improvements. Except as
            provided in this Section, no licenses are granted by Licensee to ParkerVision and/or any Intellectual Property Pool Licensee, and no rights to grant sub-licenses are granted. The rights granted herein to ParkerVision shall survive termination of this Agreement.

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      2.7.  COVENANT BY LICENSEE NOT TO SUE AND RELEASE OF CLAIMS.
            Licensee hereby covenants not to sue, and releases from any and all claims arising after the Effective Date of this Agreement that
            Licensee may have had, may have, or may have in the future, ParkerVision, and any third party and/or third parties in collaboration with or assisting ParkerVision pursuant to Section 2.5, under any Licensee Patented Improvement. The covenant and release contained herein shall survive termination of this Agreement.

      2.8.  REVERSION TO OPEN GRANT.
            Subject to the following, in the event that any of the Sole Rights granted in Section 2.1 of this Agreement become Open Rights under any term of this Agreement, such Open Rights shall be in effect for the remaining [*] and the Second Term of Contract (if extended).

            For each Measurement Period after the Sole Rights granted in Section
            2.1 become Open Rights under any term of this Agreement, Licensee agrees to pay ParkerVision a minimum fee of [*]. This minimum fee shall be credited against any Royalty Fee actually due from Licensee to ParkerVision under Section 4 of this Agreement. Thereafter, this minimum fee will be increased [*]. If this fee is not paid by Licensee to ParkerVision for each Measurement Period after the Sole Rights granted in Section 2.1 become Open Rights under any term of this Agreement, then ParkerVision shall have the right to terminate this Agreement.

      2.9.  RIGHT TO SUB-LICENSE.

            2.9.1.Licensee  shall have the right to  sub-license  some or all of the following rights in Sub-Licensee Countries, and companies in other countries [*]:

                  The right to make, use, sell, and offer to sell Licensed Parts and Licensed Products in the Sole and Open Fields, subject to all terms, conditions, limitations, and restrictions contained in this Agreement. All Licensed Parts made and/or sold pursuant to this grant must be used to make Licensed Products in the Sole and Open Fields. No rights are granted herein to sub-license any right to make, have made, use, sell, and/or offer to sell Licensed Sub-Parts or Licensed Cores, except to carry out the license grant specified in the foregoing sentence.

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            2.9.2.The  Royalty  Fee  according  to  Exhibit  E shall  be due and payable to ParkerVision by Licensee for all Shipments of Licensed Products and/or Licensed Parts by each sub-licensee.

            2.9.3.Before any of the rights of Section 2.9.1 may be  sub-licensed by Licensee, [*]. Any material changes to the standard sub-license agreement must be approved in writing by ParkerVision [*]. If Licensee is uncertain whether a proposed change is material, it shall request clarification from ParkerVision prior to agreeing to such change, without having to reveal to ParkerVision the identity of the potential sub-licensee until after a sub-licensee agreement, if any, is reached. After the standard sub-license agreement (and any material changes contained therein) have been approved by ParkerVision, then Licensee may sub-license the rights specified in Section 2.9.1. Licensee agrees to provide the identity of each sub-licensee and a copy of each sub-license agreement to ParkerVision within thirty (30) days after execution of each sub-licensee agreement, but Licensee shall used reasonable efforts to inform ParkerVision of the sub-license agreement prior to any public disclosure of the sub-license agreement. [*]. The identity and sub-license agreement of any of Licensee's sub-licensee shall be maintained as Confidential Information by ParkerVision. ParkerVision may disclose any such sub-license agreement to a third party who is negotiating with ParkerVision to acquire ParkerVision (or substantially all of the D2DTM division of ParkerVision, and/or ParkerVision's rights in the ParkerVision Intellectual Property Pool), as long as the third party agrees in writing to maintain as confidential any terms and conditions of such sub-licensee agreement disclosed to the third party.

            2.9.4.Licensee may  disclose  ParkerVision  Proprietary  Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements (to the extent Licensee has been provided with same from ParkerVision) to a sub-licensee or a potential sub-licensee who is headquartered in one of the Sub-Licensee Countries, provided that the following requirements are satisfied prior to any such disclosure to the sub-licensee or potential

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                  sub-licensee:   (1)   the   sub-licensee   or  the   potential
                  sub-licensee has executed a non-disclosure agreement which has been previously approved by ParkerVision in writing, which approval shall not be unreasonably withheld; and (2) all
                  persons   associated   with  the   sub-licensee  or  potential
                  sub-licensee who are to receive ParkerVision Proprietary Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements have executed individual Non-Disclosure Agreements similar to that attached in Exhibit G. Licensee agrees that ParkerVision Proprietary Information included in the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements will not be disclosed to [*] for any given sub-licensee or potential
                  sub-licensee,   without   first   obtaining   the  consent  of
                  ParkerVision [*]. Upon request of ParkerVision, Licensee shall
                  provide   to   ParkerVision   copies  of  the   non-disclosure
                  agreements referenced above. The foregoing restrictions on disclosure in this Section 2.9.4 do not apply to information contained in issued patents and published foreign patent applications, and Licensee Technology Improvements that do not disclose ParkerVision Confidential Information.

            2.9.5.Licensee  shall  have the  right to Ship  Licensed  Parts  and
                  Licensed Products to its sub-licensees. Also, Licensee shall have the right to Ship Licensed Cores to its sub-licensees for the sole purpose of carrying out the license grant specified above in Section 2.9.1.

            2.9.6. No sub-license granted by Licensee may:

                  (1)   Include the right to sub-license.
                  (2)   Extend beyond the term of this Agreement.

            2.9.7.Termination  of this  Agreement  pursuant  to Section 10 shall immediately terminate all sub-licenses that have been granted by Licensee, and Licensee shall so notify all of its sub-licensees of such termination.

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            2.9.8.Licensee agrees that if Licensee  identifies any  sub-licensee
                  (of Licensee) who is operating outside the Sole Fields, if any, or the Open Fields, to the extent the sub-licensee's actions are attributable to Licensee or caused by Licensee's actions, whether by notice from ParkerVision or otherwise,
                  then   Licensee   agrees   to  notify   ParkerVision   of  the
                  non-compliance, and agrees to take appropriate action at Licensee's expense to ensure that the sub-licensee operates only within the Sole Fields, if any, or the Open Fields. If Licensee does not take action to ensure that the sub-licensee operates only within the Sole Fields, if any, or the Open
                  Fields,   then   ParkerVision   may  take  such  action,   and
                  ParkerVision's reasonable and actual costs associated with such action shall be paid by Licensee [*].

            2.9.9.Licensee  agrees  to  require  each  of its  sub-licensees  to maintain sufficient shipping records and sales records of Licensed Cores, Licensed Parts and Licensed Products to accurately record sub-licensee's activity, and to allow that at ParkerVision's option and expense, ParkerVision may have an accounting firm of ParkerVision's choosing, and to which sub-licensee has no reasonable objection, conduct an audit of sub-licensee for the sole purpose of determining the accuracy of sub-licensee's accounting of shipments and sales of Licensed Cores, Licensed Parts and Licensed Products. Each sub-licensee shall agree to provide the accounting firm with reasonable access to its shipping and sales records during normal business hours.

      2.10. ENFORCEMENT OF SOLE AND OPEN FIELDS OF USE BY LICENSEE.

            Licensee agrees to notify and require in writing any Recipient to whom Licensee Ships any Licensed Part in the Sole Fields and/or the Open Fields that such Licensed Part shall be used, sold, or offered for sale by Recipient only in the applicable Sole Fields and/or Open Field. Licensee shall maintain copies of such writings, and shall provide copies of such writings to ParkerVision upon request of ParkerVision. If Licensee identifies any Recipient who is operating outside the Sole and Open Fields, whether by notice from ParkerVision or otherwise, then Licensee agrees to notify

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            ParkerVision  of the  non-compliance,  and  further  agrees  to take
            appropriate   action  at  Licensee's  expense  to  ensure  that  the
            Recipient operates within the Sole Fields and/or the Open Fields. If Licensee does not take action to ensure that the Recipient operates only within the Sole Fields, if any, or the Open Fields, then ParkerVision may take such action, and ParkerVision's reasonable and actual costs associated with such action shall be paid by Licensee [*].

      2.11. FUTURE LICENSES BY PARKERVISION.

            2.11.1.  ParkerVision  represents  and warrants  that,  prior to the
                  Effective Date of this Agreement, ParkerVision has not licensed any third party under the ParkerVision Intellectual Property Pool and/or ParkerVision Technology Improvements in the Sole Fields defined herein. ParkerVision agrees that, after the Effective Date of this Agreement, it will not grant any license to any third party under the ParkerVision
                  Intellectual  Property  Pool  and/or  ParkerVision  Technology
                  Improvements in the Sole Fields defined herein, as long as Licensee retains any Sole Rights. ParkerVision agrees to notify any future Intellectual Property Pool Licensee of Licensee's rights in the Sole and Open Fields.

            2.11.2.  If  ParkerVision   identifies  that  another   licensee  of
                  ParkerVision is operating within the Sole Fields, whether by notice from Licensee or otherwise, then ParkerVision agrees to notify Licensee, and further agrees to take appropriate action at ParkerVision's expense to cause the other licensee to cease operation in the Sole Fields, as long as Licensee retains any Sole Rights.

3.    TRADEMARK LICENSE GRANTS AND RESTRICTIONS

      3.1.  TRADEMARK LICENSE.
            ParkerVision hereby grants to Licensee, for the term of this Agreement and not longer, a limited world-wide, Open Right to sell Licensed Parts and Licensed Products bearing the Licensed
            ParkerVision  Trademarks.   Licensee  shall  not  use  the  Licensed
            ParkerVision Trademarks except as expressly stated in this Agreement. All rights in and to the Licensed ParkerVision Trademarks not specifically granted to Licensee by this

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            Agreement are reserved to ParkerVision  for  ParkerVision's  own use and benefit.

      3.2.  NO SUBLICENSE OF TRADEMARK LICENSE.
            Licensee shall not have the right to license or sublicense any of the rights granted herein with respect to the Licensed ParkerVision Trademarks, except to the extent necessary under Section 5.2.6.

      3.3.  PROHIBITED USE OF LICENSED PARKERVISION TRADEMARKS.
            In addition to all other restrictions imposed on Licensee pursuant to this Agreement, during the term of this Agreement and thereafter, Licensee shall not use any of the Licensed ParkerVision Trademarks:
            a) as a portion of or in combination with any other trademarks, except that during the term of this Agreement, Licensee may use the Licensed ParkerVision Trademarks in combination with Licensee's own trademarks including the Licensee trademark on or in connection with Licensed Cores, Licensed Parts and Licensed Products, provided that Licensee does not make the Licensed ParkerVision Trademarks and Licensee's trademarks appear to form a single trademark;
            b)    as all or part of a  corporate  name,  trade name or any other designation used by Licensee to identify its business;
            c)    for any other purpose  other than as  trademarks  for Licensed
                  Cores, Licensed Parts and Licensed Products. At no time shall Licensee or any parent, subsidiary, affiliated, or related company, or any person or entity owned or controlled by Licensee, use any name, trademark, service mark, trade name, trade dress, or logo likely to cause confusion with any of the Licensed ParkerVision Trademarks.

      3.4.  OWNERSHIP OF LICENSED PARKERVISION TRADEMARKS.
            Licensee acknowledges that ParkerVision has sole and exclusive ownership of all right, title, and interest in and to the Licensed ParkerVision Trademarks, and all registrations and applications therefor. All use by Licensee of the Licensed ParkerVision Trademarks and all good will and benefit arising from such use shall inure to the sole and exclusive benefit of ParkerVision.

      3.5.  LICENSEE NON-OWNERSHIP OF LICENSED PARKERVISION TRADEMARKS.
            Licensee further acknowledges, represents, and warrants that it has not acquired, and shall not acquire, whether by operation of law, this Agreement, or otherwise, any right, title, interest, or other ownership in

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            or to the  Licensed  ParkerVision  Trademarks  or any part  thereof.
            Should any such right,  title,  interest,  or other ownership become
            vested  in  Licensee  by  operation  of  law,  this  Agreement,   or
            otherwise, Licensee agrees to assign (with any reasonable and actual out-of-pocket expenses to be paid by ParkerVision), and hereby assigns, all such right, title, interest, and other ownership to
            ParkerVision  free  of  additional  consideration.   Licensee  shall
            provide and execute all documents necessary to effectuate and record such assignments to ParkerVision (with any reasonable and actual out-of-pocket expenses to be paid by ParkerVision).

      3.6.  LICENSEE NOT TO INJURE.
            Licensee shall not, during the term of this Agreement or thereafter, do anything which would in any way damage, injure, or impair the validity and substance of the Licensed ParkerVision Trademarks, nor shall Licensee attack, dispute, or challenge, nor aid others to dispute or challenge, ParkerVision's right, title, and interest in and to the Licensed ParkerVision Trademarks.

      3.7.  REGISTRATIONS AND LICENSING FORMALITIES.
            Licensee shall cooperate with ParkerVision in the execution, filing and prosecution of any trademark applications that ParkerVision may desire to file, and for that purpose Licensee shall supply to ParkerVision from time to time samples, packaging, containers, labels, tags, and similar materials as may be reasonably required (with any reasonable and actual out-of-pocket expenses to be paid by ParkerVision). Licensee also agrees to execute and deliver to ParkerVision at any time whether during or after the term of this Agreement and without further consideration, such instruments of transfer and other documents as ParkerVision may reasonably request for ParkerVision's trademark applications or to confirm ParkerVision's ownership rights (with any reasonable and actual out-of-pocket expenses to be paid by ParkerVision).

      3.8.  SEPARATE TRADEMARK AGREEMENTS.
            The license to use the Licensed ParkerVision Trademarks granted to Licensee by this Agreement shall be confirmed by a separate trademark agreement for any country which requires a separate agreement, including without limitation registered user agreements, or where a separate trademark agreement is deemed appropriate by ParkerVision. At ParkerVision's request, Licensee shall execute whatever documents or forms are necessary to confirm the license, to record Licensee as a registered user, and/or to record the license, in any country in which Licensed Products are sold by Licensee (with

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            any  reasonable  and  actual  out-of-pocket  expenses  to be paid by
            ParkerVision).

      3.9.  TERMINATION OR CANCELLATION.
            Expiration or termination of this Agreement shall immediately terminate all registered user and other license recordal documents filed or recorded pursuant to this Agreement. The parties expressly agree that all documents filed or recorded with any trademark office or other authority relating to the trademark license granted by this Agreement may be canceled at any time by ParkerVision alone and Licensee hereby agrees and consents to such cancellation.

      3.10. NO LIMITATIONS OF PARKERVISION.
            Nothing contained in this Agreement shall in any way restrict, impair, limit, or affect ParkerVision's rights to use, permit others to use, or license third parties to use the Licensed ParkerVision Trademarks.

4.    LICENSE FEES

      4.1.  PRE-PAID ROYALTY.
            In consideration of the rights granted herein, Licensee agrees to pay ParkerVision the Pre-paid Royalty specified in Exhibit E without further invoice from ParkerVision. [*].

      4.2   ROYALTY FEE.
            In consideration of the rights granted herein, Licensee further agrees to pay ParkerVision the Royalty Fee specified in Exhibit E without further invoice from ParkerVision.

      4.3.  ASSESSMENT PERIOD.
            The assessment period for the Royalty Fee specified in Exhibit E, is [*] during the term of the Agreement.

      4.4.  SALES REPORTING.
            Within [*] of the close of each Assessment Period during the term of this Agreement, Licensee agrees to provide ParkerVision with an accounting of all Royalty Bearing Units Shipped from Licensee or its Sub-licensee(s) during the Assessment Period. Such accounting shall include a list of

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            Shipments by Licensee  and any  Sub-Licensee(s)  of Royalty  Bearing
            Units during the Assessment  Period by part number,  average selling
            price  and  total   number  of  Royalty   Bearing   Units   Shipped.
            ParkerVision   will  treat  this  sales  reporting   information  as
            Confidential Information of Licensee, and shall not use it for any purpose other than for Licensee's royalty calculations.

      4.5.  PAYMENT TERMS.
            Licensee agrees that it shall pay ParkerVision all Royalty Fees due within [*] of the close of the Assessment Period for which they are due, and all payments made by Licensee after the close of the [*] period shall incur a late fee of [*].

      4.6.  [Intentionally Left Blank]

      4.7.  INDEPENDENT AUDIT.
            Licensee agrees to maintain sufficient shipping records and sales records of Licensed Cores, Licensed Parts and Licensed Products to accurately record Licensee's activity. At ParkerVision's option and expense, ParkerVision may have an accounting firm of ParkerVision's choosing, and to which Licensee has no reasonable objection, conduct an audit of Licensee for the sole purpose of determining the accuracy of Licensee's accounting of shipments and sales of Licensed Cores, Licensed Parts and Licensed Products. Licensee agrees to provide the accounting firm with reasonable access to its shipping and sales records during normal business hours.

      4.8.  INDEPENDENT AUDIT FREQUENCY.
            Audits by the independent accounting firm will be conducted not more than once a year, unless a preceding audit revealed a discrepancy.

      4.9.  ADJUSTMENTS.
            Prompt adjustment shall be made by Licensee to compensate for any errors or omissions which resulted in an underpayment to
            ParkerVision. Prompt refund of overpayment shall be made by ParkerVision to correct for any errors or omissions which resulted in an overpayment by Licensee, or a credit may be issued against future amounts due, at ParkerVision's option.

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      4.10. UNDERPAYMENT.
            If an underpayment by Licensee exceeds [*] of the payments due in a period covered by an audit, Licensee will pay the cost of the independent audit.

      4.11. [*].

      4.12. [*].

5.    OBLIGATIONS OF THE PARTIES

      5.1.  OBLIGATIONS OF PARKERVISION

            5.1.1. NOTICE OF ISSUED PATENTS.
                  Within three (3) months of the issue or grant date of a patent falling within the scope of the ParkerVision Technology Intellectual Property or the ParkerVision Patented Improvements, ParkerVision agrees to notify Licensee of the country, patent number, issue date, and title of the patent. Within three (3) months of being notified by any Intellectual Property Pool Licensee of the issuance or grant of a patent falling within the scope of the ParkerVision Intellectual Property Pool, ParkerVision agrees to notify Licensee of the country, patent number, issue date, and title of patent.

            5.1.2. PARKERVISION DELIVERABLES.
                  All ParkerVision Deliverables shall be provided to Licensee by ParkerVision before the Effective Date of this Agreement. Licensee agrees that by executing this Agreement it has received all ParkerVision Deliverables.

      5.2.  OBLIGATIONS OF LICENSEE

            5.2.1. RESTRICTED ACCESS TO PARKERVISION INTELLECTUAL PROPERTY POOL.
                  Licensee agrees that only those persons listed in Exhibit H will have access to the Confidential Information contained in the ParkerVision Intellectual Property Pool, and that those persons will maintain such information as confidential consistent with the confidentiality terms of this Agreement and the Mutual Non-Disclosure Agreement of [*] attached hereto as Exhibit F.

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            5.2.2. SEPARATION.
                  Licensee agrees to notify ParkerVision when any of the persons listed in Exhibit H is no longer employed by or associated with Licensee, and the last known location, if known, of the person.

            5.2.3. ADDITIONAL PERSONS.
                  Additional persons may be added to Exhibit H by Licensee with ParkerVision's consent, which consent shall not be unreasonably withheld. If the parties agree to add a person or persons to the list in Exhibit H, then Licensee and ParkerVision shall execute an Addendum to Exhibit H. Persons listed in an Addendum to Exhibit H are bound by the same obligations as persons in Exhibit H. Licensee is bound by the same obligations for persons in an Addendum to Exhibit H as for persons listed in Exhibit H. Attached as Exhibit G is an individual Non-Disclosure Agreement form to be signed by each person to be added to the list in Exhibit H.

            5.2.4. SINGLE POINT OF CONTACT FOR LICENSEE.
                  The individual designated in Exhibit H as the Single Point of Contact will act as the single point of contact for Licensee for all technology transfer during the term of this Agreement. Licensee may change this designee from time to time with written notice to ParkerVision as Licensee deems necessary to perform under this Agreement.

            5.2.5. NOTICE OF ISSUED PATENTS.
                  Within three (3) months of the issue or grant date of a Licensee Patented Improvement to Licensee, Licensee agrees to notify ParkerVision of the country, patent number, issue date, and title of the patent.

            5.2.6. REQUIRED MARKINGS AND STATEMENTS.
                  Licensee agrees as follows:
                  a) Licensee shall include the Licensed ParkerVision Trademarks, and the text "Technology Licensed From ParkerVision," on all marketing materials, product documentation, user manuals, data sheets, and packaging accompanying Licensed Cores, Licensed Parts, and Licensed Products Shipped by Licensee, and at Licensee's sole option, on Licensed Cores, Licensed Parts, and/or Licensed Products Shipped by Licensee and/or Licensee's sub-licensees, to the same extent that Licensee includes its own trademarks on same.
                  b) Licensee shall require each of its sub-licensees to include the Licensed ParkerVision Trademarks on all marketing materials,

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                        product  documentation,  user manuals,  data sheets, and
                        packaging accompanying Licensed Cores, Licensed Parts, and Licensed Products Shipped by the sub-licensee, to
                        the  same   extent   that  the   sub-licensee   includes
                        Licensee's trademarks on same.
                  c) After the Effective Date of this Agreement and prior to the first anniversary of the Effective Date of this Agreement, and at each anniversary of the Effective Date
                        of  this  Agreement,   ParkerVision   shall  provide  to
                        Licensee  a  list  of   patents   in  the   ParkerVision
                        Intellectual Property Pool applicable to Licensed Cores, Licensed Parts, and/or Licensed Products being Shipped
                        by   Licensee.   Licensee   shall   include   a  legally
                        appropriate patent notice of such list of patents on all Licensed Cores, Licensed Parts, and Licensed Products Shipped by Licensee.
                  d) After the Effective Date of this Agreement and prior to the first anniversary of the Effective Date of this Agreement, and at each anniversary of the Effective Date of this Agreement, ParkerVision shall provide to each of Licensee's sub-licensees a list of patents in the ParkerVision Intellectual Property Pool applicable to Licensed Cores, Licensed Parts, and/or Licensed Products
                        being  Shipped  by  the  sub-licensee.   Licensee  shall
                        require   the   sub-licensee   to   include   a  legally
                        appropriate patent notice of such list of patents on all Licensed Cores, Licensed Parts, and Licensed Products Shipped by the sub-licensee.
                  e) Licensee shall place and display such other legends, markings, and notices as may be required by any law or regulation in countries requiring separate agreements, and Licensee's sub-licensees shall place and display such other legends, markings, and notices as may be required by any law or regulation in countries requiring
                        separate   agreements,   to   the   same   extent   that
                        sub-licensees place and display same on behalf of Licensee.

            5.2.7. QUALITY CONTROL.
                  The quality of Licensed Cores, Licensed Parts and Licensed Products shall conform to the reasonable quality standards of ParkerVision as it may issue from time to time; and are of a standard consistent with the prestige and reputation which the Licensed ParkerVision Trademarks have heretofore developed or develop in the future.

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            5.2.8. LIMITATIONS ON USE OF INFORMATION CONTAINED IN EXHIBIT A.
                  Licensee agrees that it will not use the information contained in Exhibit A or the information referred to therein for any purpose other than to perform its obligations under this Agreement.

      5.3.  PARKERVISION AS A CUSTOMER OF LICENSEE.
            During  the  term of this  Agreement,  Licensee  agrees  to sell its
            Legacy Products, New Non-Licensed Products, Licensed Parts and Licensed Products relating to the Sole and Open Fields to ParkerVision for use in ParkerVision products under the same terms and conditions as other customers of Licensee are offered similar products under similar purchasing conditions, to the extent Licensee sells same to resellers and/or OEMs. Should similar purchasing conditions not exist, Licensee will offer ParkerVision the closest most favorable terms to ParkerVision's purchasing conditions. Notwithstanding the foregoing, ParkerVision shall only resell Legacy Products, New Non-Licensed Products, Licensed Parts and Licensed Products to end-users. Licensee reserves the right to not sell to ParkerVision any Legacy Products, New Non-Licensed Products, Licensed Parts and Licensed Products if ParkerVision violates the foregoing restriction in this Section.

6.    INTELLECTUAL PROPERTY OWNERSHIP

      6.1.  PARKERVISION OWNERSHIP.
            All  ParkerVision   Technology  and  all   ParkerVision   Technology
            Improvements are the sole property of ParkerVision.

      6.2.  LICENSEE OWNERSHIP.
            All Licensee Technology Improvements are the sole property of Licensee. Licensee agrees not to assign ownership rights in any Licensee Technology Improvements and/or any Licensee Patented Improvements during the term of this Agreement to any third party who does not agree to be bound by the terms of Sections 1.17, 1.18, 1.27, 2.6, 2.7, 5.2.5, and 6.2 of this Agreement relating to such Licensee Technology Improvements and/or any Licensee Patented Improvements.

      6.3.  JOINTLY DEVELOPED TECHNOLOGY.
            All Jointly Developed Technology is the joint property of ParkerVision and Licensee. Either party to this Agreement may initiate prosecution of any patent application to protect such Jointly Developed Technology. If

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            both  parties  agree  to  equally  share  the  cost  of  filing  and prosecuting such patent application, then the parties shall equally control such filing and prosecution. If only one party wishes to pay for such filing and prosecution, then only that party shall control the filing and prosecution of such patent application. In all cases, any such patent application and any patents issued or granted therefrom shall be jointly owned by ParkerVision and Licensee. The parties agree to fully cooperate with each other, including signing any documents, to perfect such rights.

      6.4.  FOREIGN PATENT APPLICATIONS.
            ParkerVision agrees to provide Licensee with at least six (6) months notice of deadlines for filing foreign patent applications corresponding to the two currently pending U.S. patent applications which contain the subject matter included in the documents listed in Exhibit A. Licensee agrees that within three (3) months of such notice, Licensee shall advise ParkerVision if it wishes ParkerVision to file and prosecute patent applications corresponding to such U.S. applications in Australia, China, Republic of Korea, and/or South Africa. All reasonable and actual costs associated with filing and prosecuting such foreign patent applications will be paid to ParkerVision by Licensee as such costs are incurred. Prosecution of such foreign applications shall be controlled solely by ParkerVision, and all such patent applications and any patents issued or granted therefrom shall be solely owned by ParkerVision. The parties agree that non-compliance with any provision of this
            Section 6.4 by either party, other than non-payment of costs by Licensee to ParkerVision, and other than willful non-compliance with any other term contained in this Section 6.4, does not constitute a material breach of this Agreement.

7.    ENFORCEMENT OF RIGHTS

      7.1.  INFRINGEMENT OF IP OWNED BY PARKERVISION.
            Licensee shall use reasonable efforts to inform ParkerVision if Licensee learns of any activities which may infringe any of the rights now or hereafter in the ParkerVision Intellectual Property Pool. [*].

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      7.2.  ASSISTANCE BY LICENSEE.
            In the event that ParkerVision takes action to enforce its rights in the ParkerVision Intellectual Property Pool, Licensee agrees to cooperate with ParkerVision in such enforcement action, and ParkerVision agrees it will reimburse Licensee for Licensee's actual, reasonable expenses. Notwithstanding the foregoing, and subject to Sections 2.6 and 2.7, Licensee reserves the right to control or direct enforcement of its own intellectual property, including its Licensee Patented Improvements.

      7.3.  RECOVERIES BY PARKERVISION.
            Except as noted below, ParkerVision shall be entitled to retain all recovery, including reimbursements of any costs and expenses resulting from such enforcement action by ParkerVision, including without limitation sums which might otherwise be due Licensee by operation of law or otherwise.

      7.4.  ENFORCEMENT OF PARKERVISION IP IN THE SOLE FIELDS.
            Within three (3) months after Licensee has  objectively  established
            (1) a prima facie case of literal infringement by a third party of one or more Selected Patent Claims in the Sole Fields in any individual country; and (2) that such third party has generated gross revenue in excess of [*] from such infringement in such individual country, ParkerVision must inform Licensee whether it intends to take action against the third party in the country in which (1) and (2) above have been satisfied. If the parties disagree over whether (1) and/or (2) are satisfied, then the parties agree to accept the findings of a neutral third party or neutral third parties agreeable to both parties.

            In the event that ParkerVision elects to take such action, then all decisions concerning such action shall be made solely by
            ParkerVision, and such action shall be controlled solely by ParkerVision, and all costs associated therewith will be (a) paid by ParkerVision if enforcement occurs in the United States, (b) paid equally by ParkerVision and Licensee if enforcement occurs in Base Foreign Countries, and/or (c) [*] paid by ParkerVision and [*] paid by Licensee if enforcement occurs in any other country. In the event that ParkerVision is awarded damages by a court and/or jury as a result of such enforcement, such damages shall be (a) the property of ParkerVision if enforcement occurs in the United States, (b)

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            first  used to  reimburse  the  parties  for the  actual  costs paid thereby, and then divided equally among the parties, if enforcement occurs in Base Foreign Countries, and/or (c) first used to reimburse the parties for the actual costs paid thereby, and then divided equally among the parties, if enforcement occurs in any other country. In all cases, if ParkerVision elects to take action, then such action shall be controlled solely by ParkerVision.

            In the event that ParkerVision elects to not take such action in any country in which (1) and (2) have been satisfied, and Licensee has requested that ParkerVision take action, the Royalty Fee otherwise due under this Agreement in that country [*] if the infringing activity in the country had been performed by Licensee and authorized by ParkerVision [*], beginning three (3) months after Licensee has objectively established (1) in that country, and [*] ParkerVision takes action against the third party in that country.

      7.5.  ENFORCEMENT OF PARKERVISION IP IN THE OPEN FIELDS.
            Licensee has no authority to enforce the intellectual property rights owned by ParkerVision in the ParkerVision Intellectual Property Pool in the Open Fields. Licensee has no right to demand or control any enforcement action taken by ParkerVision to enforce such rights in the Open Fields.

      7.6.  ENFORCEMENT BY LICENSEE AND ASSISTANCE BY PARKERVISION.
            Licensee reserves the sole right to enforce Licensee Patented Improvements.

            In the event that Licensee takes action to enforce any Licensee Patented Improvement, ParkerVision agrees to cooperate with Licensee in such enforcement action, and Licensee agrees it will reimburse ParkerVision for ParkerVision's actual, reasonable expenses.

      7.7.  RECOVERIES BY LICENSEE.
            Licensee shall be entitled to retain all recovery, including reimbursements of any costs and expenses resulting from such enforcement action by Licensee according to Section 7.6, including without limitation sums which might otherwise be due ParkerVision by operation of law or otherwise.

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      7.8.  TRADEMARK ENFORCEMENT.
            Licensee shall use reasonable efforts to inform ParkerVision forthwith if Licensee learns of any goods or activities which may infringe any of the Licensed ParkerVision Trademarks [*]. At the request of ParkerVision, Licensee shall provide to ParkerVision any necessary information, cooperation, and assistance concerning any suspected infringements of the Licensed ParkerVision Trademarks, including without limitation any further investigation or legal action, and ParkerVision shall reimburse Licensee for all reasonable, actual expenses. ParkerVision shall use reasonable efforts to take whatever action, in ParkerVision's sole discretion, it determines is necessary or appropriate under the circumstances to enforce its rights in the Licensed ParkerVision Trademarks, including without limitation legal action to suppress or eliminate any such infringement where such infringement is or will materially injure Licensee's business with respect to Licensed Cores, Licensed Parts or Licensed Products on which, or with which, the Licensed ParkerVision Trademarks are used. ParkerVision shall be entitled to retain all recovery, including reimbursements of any costs, expenses and damages resulting from such infringements, including without limitation sums which might otherwise be due Licensee by operation of law or otherwise. Licensee shall have no authority to enforce any trademark rights of ParkerVision, nor shall Licensee have any right to demand or control any action by ParkerVision to enforce such rights.

8.    CONFIDENTIAL INFORMATION.

      8.1.  USE AND DISCLOSURE.

            Each party agrees to take reasonable steps to protect the Confidential Information and the media containing such Confidential Information. The parties agree not to:
            a)    use such  Confidential  Information  except as required by the normal and proper course of performing under this Agreement;
            b)    disclose  such  Confidential  Information  to a  third  party, including any sub-licensee of Licensee who has not satisfied the requirements of Section 2.9; and

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            c)    allow third party access, including access by any sub-licensee of Licensee who has not satisfied the requirements of Section 2.9, to such Confidential Information without the prior written approval of the other party.

      8.2.  DESIGNATION.
            All Confidential Information and media containing such Confidential Information is the property of the party whose Confidential
            Information it is. The Parties agree to mark all Confidential Information with the legend "Confidential".

      8.3.  ORAL CONVEYANCE.
            If Confidential Information is provided orally, within 30 days the disclosing party agrees to provide the receiving party with a written summary of such Confidential Information, marked "Confidential".

      8.4. DISCLOSURE TO PROSPECTS, CUSTOMERS, AND DISTRIBUTION CHANNELS. Licensee may not disclose any ParkerVision Confidential Information to prospective customers who are not current Intellectual Property Pool Licensees.

9.    INDEMNIFICATIONS AND LIMITATIONS OF LIABILITY.

      9.1.  ABILITY TO LICENSE.
            Each party represents and warrants that it has the ability to license the rights granted herein for the purpose of this Agreement, and that it has not made and will not make any commitments to third parties that are inconsistent with or in derogation of such rights.

      9.2.  DISCLAIMER.
            Nothing in this Agreement shall be deemed to be a representation or warranty of (1) the accuracy, safety, or usefulness for any purpose of the ParkerVision Technology and/or ParkerVision Technology Improvements, or (2) that Licensed Sub-Parts, Licensed Cores, Licensed Parts and/or Licensed Products will be free from claims of infringement of any Patent, trademark, trade dress, copyright, or other intellectual property right of any third party. Except for its own negligence, ParkerVision shall have no liability whatsoever to Licensee or any other person for or on account of any injury, loss, or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon Licensee or any other person,

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            arising  out of or in  connection  with or  resulting  from  (a) the manufacture, use, or sale of Licensed Sub-Parts, Licensed Cores, Licensed Parts and/or Licensed Products, or (b) any advertising or
            promotional   activities  in  connection  with  Licensed  Sub-Parts,
            Licensed Cores, Licensed Parts and/or Licensed Products.

      9.3.  REPRESENTATION BY PARKERVISION.
            ParkerVision represents that ParkerVision has conducted a patentability search related to the subject matter described in the documents listed in Exhibit A (the references identified as a result of such search have been delivered to Licensee as part of item 6 of Exhibit B), and based on that search, ParkerVision has no knowledge that the ParkerVision Technology or ParkerVision Technology Improvements infringe any patents, copyrights, trade secrets, or other applicable proprietary rights of any third party.

      9.4.  INDEMNIFICATION BY PARKERVISION.
            ParkerVision agrees to indemnify and hold Licensee harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees) against Licensee, arising out of or relating to any negligence by ParkerVision or breach by ParkerVision of any representation and warranty by ParkerVision in this Agreement. ParkerVision shall have the right, at its own expense, to enter and defend against any such claim or suit against Licensee, using counsel of ParkerVision's choice, or to settle such claim or suit. Licensee shall have the right, at its own expense, to participate in such claim or suit using Licensee's own counsel.

      9.5.  INDEMNIFICATION BY LICENSEE.
            Licensee agrees to indemnify and hold ParkerVision harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees) against ParkerVision arising out of or relating to any negligence or fault by Licensee or breach by
            Licensee of any representation or warranty by Licensee in the Agreement, or arising out of or relating to negligence or fault by Licensee in the manufacture, marketing, or sale of any Licensed Sub-Parts, Licensed Cores, Licensed Parts, and/or Licensed Products. Licensee shall have the right, at its own expense, to enter and defend against any such claim or suit against ParkerVision, using counsel of the Licensee's choice, or to settle such claim or suit. ParkerVision shall have the right, at its own expense, to participate in such claim or suit using ParkerVision's own counsel.

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      9.6.  NOTIFICATION OF CLAIM.
            Each party agrees to notify the other party of any claim or suit for which the other party may have an obligation to indemnify the notifying party within sixty (60) days of when the notifying party learns of such claim or suit.

      9.7.  PROVIDED "AS IS".
            THE PARKERVISION TECHNOLOGY, PARKERVISION TECHNOLOGY INTELLECTUAL PROPERTY, PARKERVISION TECHNOLOGY IMPROVEMENTS, PARKERVISION PATENTED IMPROVEMENTS, PARKERVISION INTELLECTUAL PROPERTY POOL, AND JOINTLY DEVELOPED TECHNOLOGY ARE PROVIDED TO LICENSEE "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      9.8.  REMEDY.
            Notwithstanding any other provision of this Agreement, a party's monetary remedy for breach of this Agreement by the other party cannot exceed the amount paid by Licensee to ParkerVision under this Agreement up to the time of the breach. Notwithstanding the foregoing, each party retains all applicable specific performance remedies provided in law or equity against the other party.

      9.9.  ENTIRE LIABILITY.
            The foregoing provisions of this Section 9 state the entire liability and obligations of each party with respect to any causes of action covered in this Section 9.

10.   TERM AND TERMINATION

      10.1. TERM.
            The term of this Agreement shall commence as of the Effective Date and unless and until terminated or extended by the parties, shall continue until the end of [*]. Subject to the restrictions set forth herein, the Second Term of Contract shall begin immediately following the expiration of [*].

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      10.2. TERMINATION.

            This Agreement cannot be terminated by Licensee during the Design-In Period, except pursuant to Section 10.2.4.

            10.2.1. If Licensee  breaches by (a) failing to pay to  ParkerVision the fees and amounts as specified herein, including but not limited to the requirements of Section 2.8 and/or Exhibit E, or (b) willfully violating the requirements of Sections 2.1, 2.2, and 2.4, then ParkerVision shall have the right, without prejudice to any other rights ParkerVision may have, to terminate this Agreement by giving thirty (30) days written notice to Licensee. This notice shall automatically become effective unless Licensee remedies the breach to ParkerVision's reasonable satisfaction within the said thirty
                  (30) day period.

            10.2.2. If  ParkerVision  materially  fails to perform or  otherwise materially breaches any of its obligations under this Agreement, Licensee shall have the right, without prejudice to any other rights Licensee may have, to terminate this
                  Agreement  by  giving  thirty  (30)  days  written  notice  to
                  ParkerVision, or to adopt the rights and obligations of Sections 10.9(a)-(c). This notice shall automatically become effective unless ParkerVision remedies the breach to Licensee's reasonable satisfaction within the said thirty (30) day period.

            10.2.3. After the end of [*],  if Licensee  objectively  establishes that (1) no patent claim in the ParkerVision Intellectual Property Pool reads on any Licensed Sub-Part, Licensed Core, Licensed Part, and/or Licensed Product that was made, had made, used, sold, and/or offered for sale by Licensee and/or any of its sub-licensees during the preceding twelve (12) month period, and (2) there are no trade secrets in the ParkerVision Intellectual Property Pool applicable to any Licensed Sub-Part, Licensed Core, Licensed Part, and/or Licensed Product that was made, had made, used, sold, and/or offered for sale by Licensee and/or any of its sub-licensees during the preceding twelve (12) month period, then Licensee shall have the right to terminate this Agreement by giving thirty (30) days written notice to ParkerVision.

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            10.2.4. If (1) Licensee  has made best  efforts to use  ParkerVision
                  Technology and ParkerVision Technology Improvements (to the extent such ParkerVision Technology Improvements have been provided by ParkerVision to Licensee) to develop a WLAN implementation according to IEEE 802.11b, and (2) both parties reasonably agree that ParkerVision Technology or ParkerVision Technology Improvements (to the extent such ParkerVision Technology Improvements have been provided by ParkerVision to Licensee) cannot be used to develop a commercially reasonable WLAN implementation according to IEEE 802.11b (or another standard that the parties may reasonably agree upon), then (a) this Agreement terminates as of the date of such mutual agreement of (2), and (b) ParkerVision agrees that the eighteen (18) month term specified in Section 19(a) of the Mutual Non-Disclosure Agreement (attached hereto as Exhibit F) shall be accelerated to the date of such mutual agreement.

      10.3. EFFECT OF TERMINATION.
            Upon   termination  of  this  Agreement   under  Sections  10.2  and
            10.10.1.1, all rights granted herein by ParkerVision to Licensee shall terminate.

      10.4. SURVIVAL.
            Certain provisions of this Agreement impose duties and obligations or convey rights beyond the termination of this Agreement, and such provisions shall be operative until such duties and obligations are fully discharged or the specific time prescribed therefor expires or such rights are exercised or the specific time therefor expires. Those duties and obligations are:
            a) In the event that this Agreement is terminated for any reason, any amounts due and owing to ParkerVision will immediately become due and payable, and payments made by Licensee to ParkerVision prior to termination shall not be refundable to Licensee;
            b) The provisions of paragraphs 5.2.1. (Restricted Access to ParkerVision Intellectual Property Pool) and 5.2.2. (Separation), 5.2.5. (Notice of Issued Patents), 8. (Confidential Information), 12. (Governing Law and Mediation), and 14. (Miscellaneous) shall survive any termination of this Agreement for any reason.

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      10.5. RIGHT OF SELL-OFF.
            Licensee has the right to sell off existing inventory of Licensed Parts and Licensed Products for a period of [*] after termination of this Agreement.

            ParkerVision and any Intellectual Property Pool Licensee each has the right to sell off existing inventory of sub-parts, parts, cores, and/or products that include Licensee Patented Improvements for a period of [*] after termination of this Agreement.

      10.6. NO RIGHTS AFTER TERMINATION.
            Licensee agrees that with the sole exception of the limited rights of sell off under paragraph 10.5 above, no rights shall extend to Licensee beyond the termination of this Agreement, and that Licensee shall not be entitled to any compensatory payment on the termination of this Agreement under Sections 10.2 and 10.10.1.1. Licensee further agrees that upon termination of this Agreement under Sections 10.2 and 10.10.1.1, Licensee shall immediately cease all use of the Licensed ParkerVision Trademarks, with the sole exception of Section 10.5, and that, at ParkerVision's request, Licensee shall take all steps and actions as may be necessary to reflect or confirm the termination, and/or surrender of Licensee's rights to use the same.

      10.7. IRREPARABLE INJURY
            Licensee acknowledges and admits that failure herein to cease its activities (except as provided in Section 10.5) as required upon expiration or termination of this agreement will result in immediate and irreparable damage to ParkerVision.

      10.8. LICENSEE RIGHTS DURING SECOND TERM OF CONTRACT
            In the event that this Agreement is not terminated prior to the end of [*], and provided that Licensee satisfies the terms and conditions of this Agreement including the license fee provisions of
            Section 4, the Agreement shall continue for a Second Term of Contract during which Licensee and its sub-licensees may:

            (1) continue to operate according to the Sole Right of Section 2.1, subject to the maintenance of exclusivity provisions of
                  Section 2.3, and the Open Right of Section 2.2, with respect to Pre-Termination Licensed Units; and

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            (2)   operate according to the Sole Right of Section 2.1, subject to the maintenance of exclusivity provisions of Section 2.3, and the Open Right of Section 2.2, with respect to New Licensed Cores, New Licensed Parts and New Licensed Products, provided that Licensee pays to ParkerVision an extended minimum royalty fee per Measurement Period which shall be credited against any Royalty Fee actually due from Licensee to ParkerVision for the Measurement Period under Section 4 of this Agreement. The initial extended minimum royalty fee is [*], and will be increased [*] of the Second Term of Contract [*].

                  If Licensee does not pay to ParkerVision the extended minimum royalty fee per each Measurement Period of the Second Term of Contract as specified above, then Licensee and its sub-licensees shall have no right thereafter to make, have made, use, sell, and/or offer to sell any new Licensed Cores, Licensed Parts and/or Licensed Products that differ in design, implementation, technical specification or functionality from Licensed Cores, Licensed Parts and/or Licensed Products that were Shipped by Licensee or its sub-licensee(s) prior to such non-payment.

      10.9. EFFECT OF OTHER BREACH BY LICENSEE.

            If Licensee (1) materially fails to perform or otherwise materially breaches any of its obligations under this Agreement, other than specified in Sections 10.2 and 10.10.1.1; or (2) commences or becomes the subject of any case or proceeding under the bankruptcy, insolvency, or equivalent laws of any country, or if a court appoints a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for Licensee or for any substantial part of the property of Licensee, or if Licensee makes an assignment for the benefit of creditors, or if Licensee takes corporate action in furtherance of any of the foregoing; or (3) asserts in a press release, to an administrative body including a patent office, or a court, that any patent claim and/or patent covering the ParkerVision Technology or the ParkerVision Patented Improvements may be invalid or unenforceable, then:

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            (a)   All Sole  Rights  granted to  Licensee  and its  sub-licensees shall immediately revert to Open Rights, and Licensee shall have no right to grant new sub-licenses after the occurrence of (1), (2), and/or (3).

            (b) Licensee and its sub-licensees shall be prohibited from making, having made, using, selling, and/or offering to sell any Licensed Sub-Part, Licensed Core, Licensed Part, and/or Licensed Product that differ in design, implementation, and/or technical specification or functionality from Licensed Sub-Parts, Licensed Cores, Licensed Parts, and/or Licensed Products commercially Shipped by Licensee and/or its sub-licensees prior to the occurrence of (1), (2), and/or (3), and all license grants contained herein and relating theretoshall be revoked.

            (c) provided that Licensee satisfies the terms and conditions of this Agreement, including the license fee provisions of
                  Section 4, Licensee and its sub-licensees may continue to operate in the Open Fields only with respect to Licensed Sub-Parts, Licensed Cores, Licensed Parts, and/or Licensed Products commercially Shipped by Licensee and/or its sub-licensees prior to the occurrence of (1), (2), and/or (3).

      10.10.BREACH OF TERMS RELATING TO SOLE AND/OR OPEN FIELDS.

            10.10.1. WILLFUL BREACH.

                  10.10.1.1. If Licensee willfully violates the terms of Section
                        2.9.1,  and/or  willfully  violates the  requirement  of
                        Section 2.10 to notify in writing any Recipient to whom Licensee Ships any Licensed Part in the Sole Fields and/or the Open Fields that such Licensed Part shall be used, sold, or offered for sale by Recipient only in the applicable Sole Fields and/or Open Field, and Licensee fails to completely remedy the violation, then ParkerVision at its option may terminate this Agreement.

                  10.10.1.2. If  ParkerVision  willfully  violates  the terms of
                        Section 2.11.1, and ParkerVision fails to completely remedy the violation, then all fees specified herein as to Licensee shall be reduced by [*] and all fees

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                        specified herein as to Licensee's sub-licensees shall be
                        reduced  by  [*]   although  no  fees  already  paid  to
                        ParkerVision   by  Licensee   shall  be   refundable  to
                        Licensee, and Licensee shall be allowed to continue to sub-license rights pursuant to Section 2.9 in the Open Fields and Sole Fields (the parties agree that at this point no Sole Rights may remain), and ParkerVision is not allowed to further license third parties in the Sole Fields.

            10.10.2. NON-WILLFUL BREACH.

                  10.10.2.1. If Licensee  violates  the terms of Section  2.9.1, and/or violates the requirement of Section 2.10 to notify in writing any Recipient to whom Licensee Ships any Licensed Part in the Sole Fields and/or the Open Fields that such Licensed Part shall be used, sold, or offered for sale by Recipient only in the applicable Sole Fields and/or Open Field, and such violation is not willful, upon notice pursuant to Section 11 of such violation, and upon failure to cure within thirty (30) days thereof, then all fees specified herein as to Licensee only shall be increased by [*] in the countries in which such violation occurred, and the fees shall remain increased until Licensee completely remedies the violation.

                  10.10.2.2.  If  ParkerVision  violates  the  terms of  Section
                        2.11.1, and such violation is not willful, upon notice pursuant to Section 11 of such violation, and upon failure to cure within thirty (30) days thereof, then all fees specified herein as to Licensee only shall be decreased by [*] in the countries in which such violation occurred, and the fees shall remain decreased until ParkerVision completely remedies the violation.

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

11.   NOTICES

      11.1. PARKERVISION.
            Any notices or other communications which are required under this Agreement shall be sent to ParkerVision at:
                  ParkerVision, Inc.
                  8493 Baymeadows Way
                  Jacksonville, Florida 32256
                  Attn: Chief Financial Officer

      11.2. LICENSEE.
            Any notices or other communications which are required under this Agreement shall be sent to Licensee at:
                  Symbol Technologies, Inc.
                  One Symbol Plaza
                  Holtsville, NY 11742-1300
                  Attn: President

      11.3. EFFECTIVE DATE OF NOTICE.
            Any notice shall be considered given and effective when delivered personally, or three (3) business days after being sent by courier, or seven (7) business days after being mailed via the United States Post Office by registered or certified mail, return receipt requested.

12.   GOVERNING LAW AND MEDIATION

      12.1. GOVERNING LAW.
            This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, U.S.A., without reference to conflict of laws principles.

      12.2. MEDIATION.
            All disputes and differences between Licensee and ParkerVision arising out of or in connection with this Agreement shall be settled amicably through negotiations between the parties. In case such dispute or difference cannot be settled by such means, the parties agree to mediate in good faith in English, in a location mutually agreeable to the parties.

      12.3. LITIGATION.
            All litigation between ParkerVision and Licensee arising out of or in connection with this Agreement shall be filed and litigated in the State of Delaware, U.S.A. For the purpose of same, the parties agree that they are subject to personal jurisdiction in the State of Delaware.

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13.   FORCE MAJEURE
      Either party shall be excused from delays in performing or from its failure to perform hereunder to the extent that such delays or failures result from causes such as war or natural disasters which are beyond the reasonable control of the party, provided that, in order to be excused from delay or failure to perform, the party must act diligently to remedy such delay or failure.

14.   MISCELLANEOUS

      14.1. CONFIDENTIALITY OF AGREEMENT.
            Each party agrees that the terms and conditions of this Agreement shall be treated as Confidential Information. Neither party will disclose the terms or conditions to any third party without the prior written consent of the other party, except that either party may disclose the terms and conditions of this Agreement:
            1)    as required by any court or other governmental body;
            2)    as required otherwise by law;
            3) to legal counsel of the parties, accountants, and other professional advisors;
            4) to a third party who is negotiating with ParkerVision or Licensee to acquire ParkerVision (or substantially all of the D2DTM division of ParkerVision, and/or ParkerVision's rights in the ParkerVision Intellectual Property Pool) or Licensee (or substantially all of the RF division of Licensee), as long as the third party agrees in writing to maintain as confidential any terms and conditions of this Agreement disclosed to the third party;
            5) to a third party who is negotiating with Licensee for a sub-license, as long as the third party agrees in writing to maintain as confidential any terms and conditions of this Agreement disclosed to the third party, and all other applicable conditions of Section 2.9 have been satisfied; or
            6) to a third party who is negotiating with ParkerVision for a license, as long as the third party agrees in writing to maintain as confidential any terms and conditions of this Agreement disclosed to the third party, except that no financial terms of this Agreement shall be disclosed, and Licensee's name and address will be redacted from any copy of the Agreement shown to such third party, and ParkerVision shall use reasonable efforts to otherwise protect against disclosure of Licensee's identify to such third party.

      14.2. ANNOUNCEMENTS.
            Notwithstanding that the terms and conditions of this Agreement are confidential, Licensee and ParkerVision agree to issue a joint press release where Licensee announces that it has chosen ParkerVision Technology for use in Licensee's new radio-based products, and where ParkerVision announces that it has provided Licensee, a leader in the WLAN and Information Technology market and radio design, with a sole license to ParkerVision Technology for the WLAN market. Both parties agree to a mutually agreeable press release at signing.

      14.3. ASSIGNMENT BY LICENSEE.
            This Agreement is personal to Licensee. However, Licensee may assign or transfer any of its rights or delegate any of its obligations under this Agreement without the prior written consent of ParkerVision only to a party who acquires Licensee (or substantially all of Licensee's RF business operations).

      14.4. ASSIGNMENT BY PARKERVISION.
            This Agreement is personal to ParkerVision. However, ParkerVision may assign or transfer any of its rights or delegate any of its obligations under this Agreement without the prior written consent of Licensee only to a party who acquires ParkerVision, or only to a party who acquires ParkerVision's rights in the ParkerVision Intellectual Property Pool and the ParkerVision Technology Improvements.

      14.5. BIND AND BENEFIT.
            This Agreement shall be binding upon and shall inure to the benefit of, the parties' respective successor.

      14.6. RELATIONSHIP OF THE PARTIES.
            ParkerVision and Licensee have entered into this Agreement as independent contractors only and in no way is one party to be construed as the agent, or acting as the agent, of the other party in any respect. Nothing contained in this Agreement places or shall be construed to place the parties in the relationship of partners, joint venturers, agency, or legal representation, and neither party shall have any authority or power to obligate or bind the other party in any manner.

      14.7. PRIOR OBLIGATIONS.
            Each party represents and warrants that by entering into and performing under this Agreement they are not in conflict with any prior obligations to any third party. Each party agrees that they will not intentionally disclose to or use on behalf of the other party any information proprietary to any third party, unless written authorization from such third party is first obtained in form and substance satisfactory to the other party.

      14.8. SEVERABILITY.
            The provisions of this Agreement are severable. If a court of competent jurisdiction should declare any provision of this Agreement unenforceable, the other provisions shall remain in full force and effect, and the court is empowered to modify, if possible, the unenforceable provision to the extent necessary to make it enforceable.

      14.9. HEADINGS.
            The paragraph and section headings and numbering in this Agreement are included solely for convenience of reference. They are not intended to be complete or accurate descriptions of the section contents, and shall not affect the interpretation or be considered a part of this Agreement.

      14.10. CHANGES TO THIS AGREEMENT.
            No alteration, amendment, waiver, cancellation or other change in any term or condition of this Agreement shall be valid or binding on either party, unless the same shall have been mutually agreed to in writing by duly authorized representatives of both parties.

      14.11. WAIVER.
            The failure of either party to insist upon strict adherence to any provision of this Agreement on any occasion shall not constitute a waiver, or deprive or limit that party's right thereafter to insist upon strict adherence to that provision in a particular instance or any provision in any instance. Any waiver shall be in writing signed by the party granting the waiver.

      14.12. AGREEMENT ONLY UPON FULL EXECUTION AND DELIVERY.
            This Agreement shall not be binding upon either party, or constitute a note or memorandum of the material terms of an agreement, until each party has received delivery of a copy of this Agreement executed on behalf of both parties.

15.   CHANGE OF CONTROL

      In the event that ParkerVision is acquired by a third party who produces or has produced semiconductors, and Licensee is outsourcing semiconductor manufacturing for Licensee's Licensed Sub-Parts, Licensed Parts, and/or Licensed Products in the Sole Field and/or the Open Field, then to the extent Licensee is not otherwise restricted in its contract with a current semiconductor manufacturing company, Licensee agrees to negotiate in good faith to provide the acquiring party the first right of refusal to manufacture the Licensed Sub-Parts, Licensed Parts, and/or Licensed Products for Licensee as long as the acquiring party agrees to pay Licensee's cost of transferring production to the acquiring party's production line, and the quality and other terms of the acquiring party are at least as favorable as those currently extended to Licensee by its current semiconductor supplier for the same WLAN components.

16.   PRIOR AGREEMENTS

      16.1. This Agreement supercedes all prior agreements, understandings, commitments, negotiations, and discussions between the parties, whether oral or written, about the subject matter herein except for the Mutual Non-Disclosure Agreement between the parties executed on [*], attached hereto as Exhibit F. In the event that there is a conflict between this Agreement and the Mutual Non-Disclosure Agreement (see, for example, Sections 16 and 19), the terms of this Agreement control.

      16.2. NON-DISCLOSURE AGREEMENT FORMS. The parties agree to negotiate in good faith to develop non-disclosure agreement forms that Licensee can use with potential sub-licensees and with potential acquirers of Licensee (or the RF division thereof). The parties agree that, in developing such non-disclosure agreement forms, they will negotiate in good faith to address Licensee's concern that third parties may have difficulty with agreeing to at least the following provisions of the Mutual Non-Disclosure Agreement (Exhibit F): Sections 3, 5, 16, and 19, and Section 7 of the Individual Non-Disclosure Agreement (Exhibit G). The parties agree that they will work to finalize such non-disclosure agreement forms within seven (7) days after the Effective Date of this Agreement (Licensee will provide drafts of such forms to ParkerVision), although failure to so finalize such non-disclosure agreement forms shall not constitute a breach of this Agreement. After the parties agree on such non-disclosure agreement forms, Licensee may use such forms without further consultation with ParkerVision. ParkerVision must approve in writing any material changes to the non-disclosure agreement forms [*].

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

17.   ENTIRE AGREEMENT

      Subject to Section 16 above, the terms and conditions contained herein constitute the entire Agreement between the parties with respect to the subject matter herein.

The undersigned represent that they are authorized to sign this Agreement on behalf of the party for whom they are signing. Each party has relied upon said representations in entering into this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized representatives.

PARKERVISION, INC                       LICENSEE

/s/ Jeffrey L. Parker                   /s/ Richard
----------------------------            ------------
 (signature)                            (signature)
By:    Jeffrey L. Parker                By:    Richard
Title: CEO                              Title: SVP, GM
Date:  10/12/99                         Date:  10/12/99

        EXHIBIT A - LIST OF DOCUMENTS DESCRIBING PARKERVISION TECHNOLOGY

--------------------------------------------------------------------------------
            DOCUMENT TITLE                        SERIAL NUMBER OF CORRESPONDING
                                                     U.S. PATENT APPLICATION
--------------------------------------------------------------------------------
Receiver                                          [*]
--------------------------------------------------------------------------------
Transmitter                                       [*]
--------------------------------------------------------------------------------

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

                  EXHIBIT B - LIST OF PARKERVISION DELIVERABLES

1. One complete ParkerVision Wireless LAN prototype consisting of both transmit and receive units, and one additional modulator and demodulator board from the Wireless LAN prototypes.

2.   Ten or more Dual D2DTM Integrated Circuits.

3. Spice decks for D2DTM simulations. Licensee understands that such Spice decks include information confidential to [*]. Licensee agrees that it will not access any information from the Spice decks until it has executed an appropriate Non-Disclosure Agreement with [*].

4. IEEE 802.11 prototype test data, contained in the ParkerVision IEEE 802.11 Application Note which is representative of the latest transmit and receive data.

5.   Patent  Documents listed in Exhibit A. Licensee shall make no more than one
     (1) copy of each of these Patent Documents listed in Exhibit A.

6.   References of record in the U.S. patent applications listed in Exhibit A.

7. Slides from presentation to Licensee by ParkerVision on [*], a copy of which is to be sent to Licensee within seven (7) days of the Effective Date of this Agreement.

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                                      135

              EXHIBIT C - LIST OF LICENSED PARKERVISION TRADEMARKS

1. D2D logo (to be provided to Licensee from ParkerVision within fourteen (14) days after the Effective Date of this Agreement).

2. Stylized Direct2Data logo (to be provided to Licensee from ParkerVision within fourteen (14) days after the Effective Date of this Agreement).

3. D2D/ParkerVision logo (to be provided to Licensee from ParkerVision within fourteen (14) days after the Effective Date of this Agreement).

                 EXHIBIT D - LIST OF LICENSEE'S LEGACY PRODUCTS

                                       [*]

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                                      137

                                    EXHIBIT E

The monies specified herein are in U.S. dollars.

LICENSE FEES

As provided in Sections 4.1 and 4.2, Licensee shall pay to ParkerVision both the Pre-Paid Royalty Fee and the Royalty Fee as defined below. A Royalty Fee as specified herein shall be due from Licensee to ParkerVision upon the Shipment of each Royalty Bearing Unit by Licensee and each of its sub-licensees, pursuant to
Section 4.3 (Assessment Period), during the term of this Agreement, including the Design-In Period.

PRE-PAID ROYALTY FEE.

[*] to be paid to ParkerVision upon execution of this Agreement, and [*] upon the occurrence of the first tape-out that is objectively satisfactory to Licensee, of a Licensed Sub-Part, Licensed Core, Licensed Part or Licensed Product by Licensee or its sub-licensee(s). After the end of the Design-In Period, if Licensee has not completely paid the Pre-Paid Royalty Fee of [*], then ParkerVision has the option of terminating this Agreement pursuant to
Section 10.

[*].

[*].

ROYALTY FEE.

ONE LICENSED SUB-PART. During the Design-In Period, and for each Measurement Period following the Design-In Period, the Royalty Fee is equal to the greater of (1) [*]of each Royalty Bearing Unit having a single Licensed Sub-Part Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees, during each Assessment Period of this Agreement, or (2) the Minimum Royalty Fee defined below. Notwithstanding
(1) and (2), the Royalty Fee [*] for each Royalty Bearing Unit having a single Licensed Sub-Part Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees.

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                                      138

TWO LICENSED SUB-PARTS. During the Design-In Period, and for each Measurement Period following the Design-In Period, the Royalty Fee is equal to the greater of (1) [*]of each Royalty Bearing Unit having two Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees, during each Assessment Period of this Agreement, or (2) the Minimum Royalty Fee defined below. Notwithstanding
(1) and (2), the Royalty Fee [*] for each Royalty Bearing Unit having two Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees.

THREE LICENSED SUB-PARTS. During the Design-In Period, and for each Measurement Period following the Design-In Period, the Royalty Fee is equal to the greater of (1) [*] of each Royalty Bearing Unit having three Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees, during each Assessment Period of this Agreement, or (2) the Minimum Royalty Fee defined below. Notwithstanding
(1) and (2), the Royalty Fee [*] for each Royalty Bearing Unit having three Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees.

FOUR OR MORE LICENSED SUB-PARTS. During the Design-In Period, and for each Measurement Period following the Design-In Period, the Royalty Fee is equal to the greater of (1) [*] of each Royalty Bearing Unit having four or more Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees, during each Assessment Period of this Agreement, or (2) the Minimum Royalty Fee defined below. Notwithstanding (1) and (2), the Royalty Fee [*] for each Royalty Bearing Unit having four or more Licensed Sub-Parts Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees.

Further to the above, during the Design-In Period, and for each Measurement Period following the Design-In Period, the Royalty Fee for each Licensed Product that includes network interface card (NIC) functionality Shipped by Licensee or its parent, subsidiaries, partners, joint ventures, and/or affiliates, and/or Licensee's sub-licensees shall be [*] Licensee's stand-alone commercial NIC(s) that has/have a substantially equivalent technical specification as the NIC functionality in the respective Licensed Product, if such stand-alone commercial NIC(s) is/are being commercially Shipped by Licensee during the applicable Measurement Period, or [*] the Licensed Product if Licensee is not commercially Shipping any stand-alone commercial NIC(s) that has/have a substantially equivalent technical specification as the NIC functionality in the Licensed Product during the applicable Measurement Period.

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                                      139

In the event that this Agreement is terminated, any portion of the Royalty Fee not already paid to ParkerVision will immediately become due and payable to ParkerVision.

MINIMUM ROYALTY FEE.

[*] Royalty Bearing Units Shipped by Licensee and/or its sub-licensees, the Minimum Royalty Fee is [*] per Royalty Bearing Unit Shipped by Licensee and/or its sub-licensees to any Recipient.

For all Royalty Bearing Units Shipped by Licensee in excess of [*] Royalty Bearing Units Shipped by Licensee and/or its sub-licensees, the Minimum Royalty Fee is [*] per Licensed Part and/or Licensed Core Shipped by Licensee to any Recipient, and [*] per Licensed Product Shipped by Licensee to any Recipient.

For all Royalty Bearing Units Shipped by Licensee's sub-licensees in excess of [*] Royalty Bearing Units Shipped by Licensee and/or its sub-licensees, the Minimum Royalty Fee is [*] per Royalty Bearing Unit Shipped by Licensee's sub-licensees to any Recipient.

Licensee may allocate the [*] Royalty Bearing Units each having a Minimum Royalty Fee of [*] over [*] Royalty Bearing Units Shipped by Licensee and/or its sub-licensees, provided that Shipment of [*] Royalty Bearing Units occurs within the first [*] years of [*].

In no event shall the Minimum Royalty Fee paid to ParkerVision by Licensee during [*] be less than the fees specified in Sections 2.3.1.1 and 2.3.1.2. In the event that this Agreement is terminated prior to the end of [*], and during the first Measurement Period, then any portion of the fee specified in Section
2.3.1.1 not already paid to ParkerVision will immediately become due and payable to ParkerVision. In the event that this Agreement is terminated prior to the end of [*], and during or after the second Measurement Period, then any portion of the fee specified in Sections 2.3.1.1 and 2.3.1.2 not already paid to ParkerVision will immediately become due and payable to ParkerVision.

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

                   EXHIBIT F - MUTUAL NON-DISCLOSURE AGREEMENT


                                      141
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              EXHIBIT G - INDIVIDUAL NON-DISCLOSURE AGREEMENT FORM

EXHIBIT H - PERSONS HAVING ACCESS TO THE PARKERVISION INTELLECTUAL PROPERTY POOL

                                       [*]

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                                      143
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